Exhibit 10.1

SECOND AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 1

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 1 (this “Amendment”) is made and entered into as of January 17, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 1, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 1, dated as of June 22, 2016 (as so amended, the “Lease”);

WHEREAS, Landlord is selling to Tenant, and Tenant is acquiring from Landlord, the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1 attached hereto and made a part hereof (collectively, the “Removed Properties”);

WHEREAS, Landlord and Tenant wish to add certain land and improvements comprising a travel center having an address at 8050 Dean Martin Drive, Las Vegas, Nevada 89139 and further described on Exhibit A-41 attached to this Amendment (collectively, the “Las Vegas Property”) to the Lease;

WHEREAS, in addition to amending the Lease to remove the Removed Properties from the Lease and to add the Las Vegas Property to the Lease, Landlord and Tenant wish to amend the Lease in certain other respects; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Removed Properties.  The Leased Property shall exclude the Removed Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Removed Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Removed Properties remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Removed Properties.

2.             Base Gross Revenues.  The defined term “Base Gross Revenues” set forth in Section 1.9 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

3.             Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease is deleted in its entirety and replaced with the following:

“Base Year”  shall mean, with respect to each Property, the calendar year identified as the Initial Base Year on Exhibit A for such Property (the “Initial Base Year”) and/or the 2019 calendar year (the “2019 Base Year”), as applicable.

4.             Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Las Vegas Property, the date of this Amendment.

5.             Excess Gross Revenues.  The defined term “Excess Gross Revenues” set forth in Section 1.34 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

6.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Fifty-Two Million Two Hundred Ninety-One Thousand Six Hundred Eleven and 00/100ths Dollars ($52,291,611.00), subject to adjustment as provided in Section 3.1.1(b).

7.             Fixed Term.

(a)           Section 2.3 of the Lease is amended to delete the first sentence therefrom in its entirety and to replace it with the following:

The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on December 31, 2032.

(b)           Section 2.3 of the Lease is also amended to delete the parenthetical “(but not later than December 31, 2027)” from the first sentence of the second paragraph thereof.

8.             Extended Terms.  Section 2.4 of the Lease is amended to delete the second paragraph therefrom in its entirety and to replace it with the following:

If and to the extent Tenant shall exercise the foregoing options to extend the Term, the first Extended Term shall commence on January 1, 2033 and expire on December 31, 2047 and the second Extended Term shall commence on January 1, January 1, 2048 and expire on December 31, 2062.  All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that

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(x) the Minimum Rent payable during such Extended Term shall be the greater of the Prior Rent and the Fair Market Value Rent for the Leased Property (such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord) (taking into account that the Initial Base Year and the 2019 Base Year, as applicable, shall remain unchanged) and (y) Tenant shall have no right to extend the Term beyond December 31, 2062.  For purposes of this Section 2.4, “Prior Rent” shall mean an amount equal to the per annum Minimum Rent in effect on the last day of the Fixed Term or Extended Term immediately preceding such Extended Term.  If Tenant shall elect to exercise the option to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice thereof not later than December 31, 2031, and if Tenant shall elect to exercise its option to extend the Term for the second Extended Term after having elected to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice not later than December 31, 2046, it being understood and agreed that time shall be of the essence with respect to the giving of any such Notice.  If Tenant shall fail to give any such Notice, this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term as applicable and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.  Notwithstanding the provisions of the foregoing sentence, if, subsequent to the giving of such Notice, an Event of Default shall occur, at Landlord’s option, the extension of this Agreement shall cease to take effect and this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term, as applicable, and Tenant shall have no further option to extend the Term of this Agreement.

9.             Additional Rent.  Section 3.1.2(a) of the Lease is amended by deleting the first sentence therefrom in its entirety and replacing it with the following:

Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year (or portion thereof) during the Term subsequent to the Initial Base Year, with respect to each Property, in an amount equal to three percent (3%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the Initial Base Year (or the equivalent portion thereof).  In addition, Tenant shall pay Additional Rent with respect to each Lease Year (or portion thereof) during the Term subsequent to the 2019 Base Year, with respect to each Property, in an amount equal to one-half percent (0.5%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2019 Base Year (or the equivalent portion thereof).  For the avoidance of doubt, the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the Initial Base Year and the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2019 Base Year are separate and independent obligations.

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10.          Deferred Rent.  Section 3.1.3(f) of the Lease is deleted in its entirety and replaced with the following:

Deferred Rent.  Commencing on April 1, 2019 through January 31, 2023, Tenant shall pay to Landlord, the total amount of Fourteen Million One Hundred Seventy-Five Thousand Two Hundred Thirty-Nine and 00/100ths Dollars ($14,175,239.00) in sixteen (16) equal quarterly installments of Eight Hundred Eighty-Five Thousand Nine Hundred Fifty-Two and 00/100ths Dollars ($885,952.00) on the first Business Day of each calendar quarter during such period.

8.             Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-40” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-41” attached hereto, (b) deleting the legal descriptions for the Removed Properties from Exhibits A-14, A-19 and A-38 to the Lease and replacing them with “Intentionally deleted”, and (c) adding Exhibit A-41 attached to this Amendment to the end of Exhibit A to the Lease.

9.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

10.          Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Second Amendment to Amended and Restated Lease Agreement No. 1]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Second Amendment to Amended and Restated Lease Agreement No. 1]

SCHEDULE 1

REMOVED PROPERTIES

Street Address	City	State	Landlord
1201 Ripley Street	Lake Station	IN	HPT TA Properties LLC
102 NW 4th Street	Concordia	MO	HPT TA Properties Trust
713 Highway 12	Hudson	WI	HPT TA Properties Trust

Schedule 1(B)

EXHIBITS A-1 through A-41

LAND

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	352	1724 West Grand Avenue, Gadsden, AL 35904	2015
A-2	226	1501 N. Fort Grant Road, Wilcox, AZ 85643	2015
A-3	160	27769 Lagoon Drive, Buttonwillow, CA 93206	2015
A-4	162	4325 Guasti Road, Ontario, CA 91761	2015
A-5	163	12310 S. Highway 33, Santa Nella, CA 95322	2015
A-6	174	12151 W. 44th Avenue, Wheat Ridge (Denver West), CO 80033	2015
A-7	171	3 East Industrial Road , Branford (New Haven), CT 06405	2015
A-8	178	2112 Highway 71 South, Marianna, FL 32448	2015
A-9	197	8909 20th Street, Vero Beach, FL 32966	2015
A-10	177	4401 Highway 17, Richmond Hill (Savannah), GA 31324	2015
A-11	44	19 N. 430 Route 20, Hampshire (Elgin), IL 60140	2015
A-12	236	21 Romines Dr., Morris, IL 60450	2015
A-13	379	1409 S. Country Road #850 East, Greensburg, IN 47240	2015
A-14		Intentionally deleted
A-15	46	224 Highway 65 South, Tallulah, LA 71284	2015
A-16	151	7401 Assateague Drive, Jessup, MD 20794	2015
A-17	89	200 Baker Road, Dexter (Ann Arbor), MI 48130	2015
A-18	47	2150 Russell Mt. Gilead Rd., Meridian, MS 39301	2015
A-19		Intentionally deleted
A-20	172	200 North McCarran Blvd., Sparks, NV 89431	2015
A-21	211	108 Ocean Drive, Greenland, NH 03840	2015
A-22	8	3404 W. Highway 66, Gallup, NM 87301	2015
A-23	14	202 N. Motel Blvd., Las Cruces, NM 88005	2015
A-24	208	9616 Commerce Drive, Dansville, NY 14437	2015
A-25	24	940 US Rt. 42, NE, London, OH 43140	2015
A-26	15	8834 Lake Road, Seville, OH 44273	2015
A-27	58	5400 Seventy Six Drive, Youngstown, OH 44515	2015
A-28	212	6 Buckhorn Road, Bloomsburg, PA 17815	2015
A-29	3	245 Allegheny Blvd., Brookville, PA 15825	2015
A-30	393	3001 TV Road, Florence, SC 29501	2015
A-31	117	13011 Old Hickory Blvd., Antioch, TN 37013	2015
A-32	231	802 E. York, Highway 59, Ganado, TX 77962	2015
A-33	49	2105 S. Goliad Street, Rockwall, TX 75087	2015
A-34	60	8836 N. Highway 40, Tooele (Salt Lake City), UT 84074	2015
A-35	143	1025 Peppers Ferry Rd., Wytheville, VA 24382	2015
A-36	176	46630 North Bend Way, North Bend (Seattle East), WA 98045	2015
A-37	149	4195 State Rt. 34, Hurricane, WV 25526	2015
A-38		Intentionally deleted
A-39	187	4000 I-80 Service Rd., Burns (Cheyenne), WY 82053	2015
A-40	382	4230 West Highway 24, Remington, IN 47977	2017
A-41	108	8050 Dean Martin Drive, Las Vegas, NV 89139	2015

[See attached copies.]

Exhibit A

EXHIBIT A-41

LAND

8050 Dean Martin Drive
Las Vegas, Nevada 89139

[LEGAL DESCRIPTION ATTACHED]

Exhibit A-41

3.108 Las Vegas, NV 8050 Dean Martin Drive
Las Vegas, NV 89139
(TCA Site No. 108)

EXHIBIT A-41

LEGAL DESCRIPTION

A PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 8, AND THE NORTHWEST QUARTER (NW 1/4) OF SECTION 17, TOWNSHIP 22 SOUTH, M.D.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 8, THENCE SOUTH 88°34’01” EAST ALONG THE SOUTH LINE THEREOF 704.35 FEET TO THE TRUE POINT OF BEGINNING ALSO BEING A POINT ON THE EASTERLY RIGHT OF WAY LINE OF INDUSTRIAL ROAD (80.00 FEET WIDE); THENCE THE FOLLOWING COURSES ALONG THE EASTERLY AND SOUTHERLY RIGHT OF WAY LINE OF SAID INDUSTRIAL ROAD, NORTH 000’01” EAST, 184.93 FEET TO A POINT OF CURVE, SAID CURVE BEING CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 385.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 83°44’12”; THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, 562.67 FEET TO A POINT OF TANGENT; THENCE NORTH 83°44’13” EAST, 445.36 FEET TO A POINT OF CURVE, SAID CURVE BEING CONCAVE NORTHWESTERLY HAVING A RADIUS OF 610.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 10°16’24”; THENCE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, 109.38 TO A POINT ON THE NORTH LINE OF THE WEST HALF (W 1/2) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 8; THENCE SOUTH 88°34’51” EAST ALONG THE NORTH LINE THEREOF, 63.75 FEET TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 0°01’02” WEST ALONG THE EAST LINE THEREOF. 78.27 FEET TOA POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF THE BLUE DIAMOND OVERPASS OFFRAMP ALSO BEING A POINT ON A CURVE, SAID CURVE BEING CONCAVE EASTERLY HAVING A RADIUS OF 600.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 03°37’52”; THENCE THE FOLLOWING COURSES ALONG BLUE DIAMOND RIGHT OF WAY LINE, CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE 50.70 FEET TO A POINT OF REVERSE CURVE, SAID CURVE BEING CONCAVE NORTHWESTERLY HAVING A RADIUS OF 600.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 48°47’33”; THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, 510.95 FEET TO A POINT OF TANGENCY; THENCE SOUTH 58°46’16” WEST, 214.70 FEET TO A POINT ON THE SOUTH LINE OF SECTION 8; THENCE CONTINUING SOUTH 58°46’16” WEST, 564.47 FEET TO A POINT OF INTERSECTION WITH SAID EASTERLY RIGHT OF WAY LINE OF INDUSTRIAL ROAD; THENCE NORTH 0°00’01” EAST ALONG SAID EASTERLY RIGHT OF WAY LINE, 304.73 FEET TO THE TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM THAT PORTION WHICH IS CONVEYED TO STATE OF NEVADA BY A DEED RECORDED OCTOBER 13, 2004 IN BOOK 20041013 AS INSTRUMENT NO. 00615 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

Exhibit A-41